EXHIBIT 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts, unaudited)	Sept 30,	June 30,	Sept 30,
	2006	2006	2005
ASSETS:
Cash and cash equivalents	$144,975	$116,795	$126,812
Loans receivable, net	6,240,512	5,510,188	4,287,684
Loans held for sale	119,406	12,181	26,091
Investment and mortgage-backed securities (“MBS”) available for sale	1,864,923	1,892,983	1,915,287
Investments and MBS held to maturity	83,681	81,473	49,716
Office properties and equipment, net	79,150	83,185	81,007
Real estate owned, net	4,369	5,101	2,454
Goodwill, net	144,861	112,702	112,391
Other intangible assets, net	16,634	16,514	18,180
Bank owned life insurance (“BOLI”)	112,383	110,150	107,122
Prepaid expenses and other assets, net	101,823	103,066	69,304

Total assets	$8,912,717	$8,044,338	$6,796,048

LIABILITIES:
Deposits	$5,953,767	$5,337,791	$4,390,757
Advances from Federal Home Loan Bank of Seattle	1,373,513	1,337,138	1,266,874
Repurchase agreements and fed funds	623,612	583,041	461,594
Other borrowings	237,222	185,874	110,683
Accrued expenses and other liabilities	115,882	86,352	66,457

Total liabilities	8,303,996	7,530,196	6,296,365

SHAREHOLDERS’ EQUITY:
Common stock	37,024	35,093	34,725
Additional paid-in capital	441,547	390,324	384,409
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(35,249)	(59,929)	(26,635)
Retained earnings	165,399	148,654	107,184

Total shareholders’ equity	608,721	514,142	499,683

Total liabilities and shareholders’ equity	$8,912,717	$8,044,338	$6,796,048

Book value per share	$16.44	$14.65	$14.39
Tangible book value per share (2)	$12.08	$10.97	$10.63
Shares outstanding at end of period	37,024,265	35,092,842	34,725,400
Shareholders’ equity to total assets	6.83%	6.39%	7.35%
Tangible shareholders’ equity to tangible assets (3)	5.11%	4.86%	5.54%

(1)	Net of deferred income taxes.

(2)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts, unaudited)	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
	2006	2006	2005	2006	2005
INTEREST INCOME:
Loans	$125,554	$103,356	$73,375	$321,021	$214,037
Mortgage-backed securities	21,626	22,473	20,757	67,444	65,697
Investments and cash	1,028	891	642	2,642	2,162

Total interest income	148,208	126,720	94,774	391,107	281,896

INTEREST EXPENSE:
Deposits	51,653	40,909	23,827	127,372	63,255
Borrowings	26,522	24,762	17,859	73,697	58,921

Total interest expense	78,175	65,671	41,686	201,069	122,176

Net interest income	70,033	61,049	53,088	190,038	159,720
Provision for losses on loans	(4,698)	(4,650)	(3,400)	(13,998)	(10,550)

Net interest income after provision	65,335	56,399	49,688	176,040	149,170

NONINTEREST INCOME:
Fees and service charges	11,526	10,615	9,260	31,220	24,868
Mortgage banking operations	5,572	2,725	2,969	10,568	14,447
Loan servicing fees	473	482	90	1,224	330
Net loss on sales of securities	0	0	0	0	(57)
Real estate owned operations	(138)	78	(23)	247	188
BOLI	1,225	1,203	1,164	3,611	3,331
Charge related to early repayment of debt	(204)	0	0	(204)	645
Other non-interest income (expense)	(3)	27	(154)	(168)	(402)

Total noninterest income	18,451	15,130	13,306	46,498	43,350

NONINTEREST EXPENSES:
Employee compensation and benefits	31,479	25,710	23,274	82,278	67,625
Occupancy and equipment	8,755	7,375	6,578	23,046	19,241
Amortization of core deposit intangibles	586	555	556	1,697	1,667
Merger and acquisition costs	191	0	0	191	0
Other	14,291	13,349	12,191	39,319	35,315

Total noninterest expenses	55,302	46,989	42,599	146,531	123,848

Income before income taxes	28,484	24,540	20,395	76,007	68,672
Income tax provision	(9,145)	(7,609)	(6,505)	(24,321)	(22,883)

Net Income	$19,339	$16,931	$13,890	$51,686	$45,789

Earnings per share — basic	$0.52	$0.48	$0.40	$1.45	$1.32
Earnings per share — diluted	$0.52	$0.48	$0.40	$1.44	$1.31

Core earnings (1)	$19,587	$16,931	$13,890	$51,934	$45,419
Core earnings per share — basic (1)	$0.53	$0.48	$0.40	$1.46	$1.31
Core earnings per share — diluted (1)	$0.53	$0.48	$0.40	$1.44	$1.30

Weighted average shares outstanding — basic	36,891,986	35,077,647	34,660,107	35,645,887	34,581,606
Weighted average shares outstanding — diluted	37,273,560	35,404,364	35,097,474	35,992,764	35,033,011

(1)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

(in thousands, unaudited)	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
	2006	2006	2005	2006	2005
LOAN ORIGINATIONS:
Residential real estate	$328,436	$78,124	$115,870	$477,657	$378,842
Multifamily real estate	2,750	1,465	0	4,215	13,267
Commercial real estate	35,738	36,528	51,065	106,241	120,820
Construction	588,466	462,523	443,521	1,614,581	1,212,960
Consumer — direct	79,063	103,659	86,216	261,571	270,760
Consumer — indirect	56,660	41,152	30,825	127,347	67,613
Commercial business banking	205,208	184,527	155,831	566,184	380,107
Commercial corporate banking	107,032	131,623	72,176	358,166	241,864

Total loan origination volume	$1,403,353	$1,039,601	$955,504	$3,515,962	$2,686,233

PERFORMANCE RATIOS:
Return on average assets	0.89%	0.85%	0.81%	0.85%	0.88%
Return on average assets, core (1)	0.90%	0.85%	0.81%	0.85%	0.87%
Return on average shareholders’ equity	13.4%	13.1%	10.8%	12.9%	12.5%
Return on average shareholders’ equity, core (1)	13.5%	13.1%	10.8%	13.0%	12.4%
Return on average tangible equity (2)	18.1%	17.5%	14.6%	17.3%	17.1%
Operating efficiency	62.5%	61.7%	64.2%	61.9%	61.0%
Operating efficiency, core (1)	62.1%	61.7%	64.2%	61.7%	61.3%
Non interest expense to average assets (annualized)	2.54%	2.36%	2.49%	2.41%	2.38%
Average assets	$8,642,452	$7,981,266	$6,785,740	$8,130,378	$6,948,356
Average shareholders’ equity	$573,785	$517,791	$509,256	$535,922	$488,564
Average tangible equity (2)	$423,939	$388,240	$378,326	$399,412	$357,074

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	8.5%	7.9%	7.7%	8.5%	7.7%
Tier 1 (to risk-weighted assets)	9.9%	9.8%	10.6%	9.9%	10.6%
Total (to risk-weighted assets)	10.9%	10.9%	11.7%	10.9%	11.7%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.1%	7.5%	6.7%	8.1%	6.7%
Tier 1 (to risk-weighted assets)	9.7%	9.5%	10.7%	9.7%	10.7%
Total (to risk-weighted assets)	10.7%	10.5%	11.9%	10.7%	11.9%

OTHER:
Sales of financial products	$38,213	$50,975	$23,332	$119,420	$78,430
FTE employees at end of period (whole numbers)	2,100	1,814	1,770	2,100	1,770

(1)	See Exhibit A

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

(in thousands, unaudited)	Sept 30,	June 30,	Sept 30,
	2006	2006	2005
LOANS BY COLLATERAL TYPE:
Residential real estate	$488,130	$494,698	$493,752
Multifamily real estate	284,989	264,241	219,224
Commercial real estate	832,839	801,995	580,567
Construction	1,985,414	1,433,305	905,381
Consumer — direct	696,775	673,483	598,956
Consumer — indirect	229,740	196,110	141,475
Commercial business banking	1,236,489	1,183,657	1,001,691
Commercial corporate banking	571,180	536,536	409,251
Deferred loan fees, net	(13,581)	(11,032)	(8,942)
Allowance for losses on loans	(71,463)	(62,805)	(53,671)

Net loans receivable	$6,240,512	$5,510,188	$4,287,684

ALLOWANCE FOR LOSSES ON LOANS:
Balance at beginning of quarter	$62,805	$58,699	$54,593
Acquired allowance	4,552	0	0
Provision for losses on loans	4,698	4,650	3,400
Amounts written off net of recoveries and other	(592)	(544)	(4,322)

Balance at end of quarter	$71,463	$62,805	$53,671

Net charge-offs to average net loans (annualized)	0.04%	0.04%	0.40%
Net charge-offs to average net loans (ytd)	0.05%	0.04%	0.14%
Loan loss allowance to total loans	1.13%	1.13%	1.24%
Loan loss allowance to nonperforming loans (excluding loans classified as loss)	507.9%	1447.2%	953.1%
Nonperforming loans to net loans	0.24%	0.10%	0.21%

NONPERFORMING ASSETS:
Past 90 days due	$10,945	$0	$0
Nonaccrual loans	3,044	4,390	7,888
Restructured loans	793	904	1,226

Total nonperforming loans	14,782	5,294	9,114
REO	4,369	5,101	2,454

Total nonperforming assets (NPA)	$19,151	$10,395	$11,568

NPA to total assets	0.21%	0.13%	0.17%
Loan delinquency ratio (60 days and over)	0.25%	0.11%	0.28%
Classified assets	$45,979	$57,075	$63,537
Classified assets/total assets	0.52%	0.71%	0.93%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$407,383	$409,296	$439,838
Noninterest-bearing transaction accounts	724,454	689,423	717,026
Savings accounts	1,612,207	1,476,357	1,198,489
Time deposits	3,209,723	2,762,715	2,035,404

Total deposits	$5,953,767	$5,337,791	$4,390,757

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	41,812	41,903	47,157
Noninterest-bearing transaction accounts	118,309	115,852	105,208

Total transaction accounts	160,121	157,755	152,365

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID

(in thousands, unaudited)	Three Months Ended
	September 30, 2006			June 30, 2006			September 30, 2005
	Average		Average	Average		Average	Average		Average
	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$3,555,542	$73,659	8.22%	$2,949,789	$55,561	7.55%	$2,164,792	$36,367	6.66%
Commercial and consumer	2,665,550	51,895	7.72%	2,525,246	47,795	7.59%	2,135,668	37,008	6.87%

Total loans	6,221,092	125,554	8.01%	5,475,035	103,356	7.57%	4,300,460	73,375	6.77%
MBS	1,825,084	21,626	4.70%	1,896,134	22,473	4.75%	1,858,353	20,757	4.43%
Investments and cash	340,954	1,028	1.20%	192,661	891	1.85%	169,716	642	1.50%

Total interest-earning assets	8,387,130	148,208	7.01%	7,563,830	126,720	6.72%	6,328,529	94,774	5.94%

Noninterest-earning assets	255,322			417,436			457,211

Total average assets	$8,642,452			$7,981,266			$6,785,740

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,108,313	438	0.16%	$1,069,682	409	0.15%	$1,104,013	339	0.12%
Savings	1,557,175	13,085	3.33%	1,453,641	11,029	3.04%	1,160,121	5,983	2.05%
Time deposits	3,215,319	38,130	4.70%	2,694,370	29,471	4.39%	2,039,046	17,505	3.41%

Total deposits	5,880,807	51,653	3.48%	5,217,693	40,909	3.14%	4,303,180	23,827	2.20%
Borrowings	2,111,071	26,522	4.98%	2,157,017	24,762	4.60%	1,885,913	17,859	3.76%

Total interest-bearing liabilities	7,991,878	78,175	3.88%	7,374,710	65,671	3.57%	6,189,093	41,686	2.67%

Noninterest-bearing liabilities	76,789			88,765			87,391

Total average liabilities	8,068,667			7,463,475			6,276,484
Total average shareholders’ equity	573,785			517,791			509,256

Total average liabilities and equity	$8,642,452			$7,981,266			$6,785,740

Net interest income and spread		$70,033	3.13%		$61,049	3.15%		$53,088	3.27%

Net interest margin			3.31%			3.24%			3.33%

Sterling Financial Corporation
EXHIBIT A— RECONCILIATION SCHEDULE

(in thousands, unaudited)	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
	2006	2006	2005	2006	2005
CORE EARNINGS: (1)
Net income as reported	$19,339	$16,931	$13,890	$51,686	$45,789
Subtract: net (gain) loss on securities, net of tax	0	0	0	0	36
Add back: merger and acquisition costs, net of tax	120	0	0	120	0
Add back: charge on early debt repayment, net of tax	128	0	0	128	(406)

Core earnings	$19,587	$16,931	$13,890	$51,934	$45,419

CORE EARNINGS PER SHARE — BASIC: (1)
Earnings per share — basic, as reported	$0.52	$0.48	$0.40	$1.45	$1.32
Subtract: net (gain) loss on securities, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: charge on early debt repayment, net of tax	0.01	0.00	0.00	0.01	(0.01)

Core earnings per share — basic	$0.53	$0.48	$0.40	$1.46	$1.31

CORE EARNINGS PER SHARE — DILUTED: (1)
Earnings per share — basic, as reported	$0.52	$0.48	$0.40	$1.44	$1.31
Subtract: net (gain) loss on securities, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: charge on early debt repayment, net of tax	0.01	0.00	0.00	0.00	(0.01)

Core earnings per share — diluted	$0.53	$0.48	$0.40	$1.44	$1.30

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.89%	0.85%	0.81%	0.85%	0.88%
Subtract: net (gain) loss on securities, net of tax	0.00%	0.00%	0.00%	0.00%	0.00%
Add back: merger and acquisition costs, net of tax	0.00%	0.00%	0.00%	0.00%	0.00%
Add back: charge on early debt repayment, net of tax	0.01%	0.00%	0.00%	0.00%	(0.01%)

Return on average shareholders’ equity, core	0.90%	0.85%	0.81%	0.85%	0.87%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE: (1)
Return on average shareholders’ equity, as reported	13.4%	13.1%	10.8%	12.9%	12.5%
Subtract: net (gain) loss on securities, net of tax	0.0%	0.0%	0.0%	0.0%	0.0%
Add back: merger and acquisition costs, net of tax	0.0%	0.0%	0.0%	0.0%	0.0%
Add back: charge on early debt repayment, net of tax	0.1%	0.0%	0.0%	0.1%	(0.1%)

Return on average shareholders’ equity, core	13.5%	13.1%	10.8%	13.0%	12.4%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	62.5%	61.7%	64.2%	61.9%	61.0%
Add back: net (gain) loss on securities	0.0%	0.0%	0.0%	0.0%	0.0%
Subtract: merger and acquisition costs	(0.2%)	0.0%	0.0%	(0.1%)	0.0%
Subtract: charge on early debt repayment	(0.2%)	0.0%	0.0%	(0.1%)	0.3%

Operating efficiency ratio, core	62.1%	61.7%	64.2%	61.7%	61.3%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison